SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed  by  the  Registrant                          [x]
Filed  by  a  Party  other  than  the  Registrant   [ ]

Check  the  appropriate  box:

[ ]  Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive  Proxy  Statement
[x]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  14a-12

                                 EXELIXIS, INC.
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               (Name  of  Registrant  as  Specified  in  Its  Charter)

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     (Name  of  Person(s)  Filing  Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box)

[x]  No  fee  required.
[ ]  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

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     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

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     (3)  Per  unit  price  or  other  underlying  value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed  maximum  aggregate  value  of  transaction:

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     (5)  Total  fee  paid:

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[ ]  Fee  paid  previously  with  preliminary  materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously Paid:

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     (2)  Form,  Schedule  or  Registration  Statement  No.:

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     (3)  Filing  Party:

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     (4)  Date  Filed:

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


                                 EXELIXIS, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 16, 2003

     The undersigned hereby appoints George A. Scangos and Glen Y. Sato, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Exelixis, Inc. which the undersigned may be entitled to vote at the 2003 Annual Meeting of Stockholders of Exelixis, Inc. to be held at the Company's offices located at 170 Harbor Way, South San Francisco, California 94080 on Monday, June 16, 2003 at 8:00 a.m., local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.


                            (Continued on other side)

     MANAGEMENT RECOMMENDS A VOTE FOR ALL THE NOMINEES NAMED IN PROPOSAL 1.

PROPOSAL 1: To elect two Class I directors to hold office until the 2006 Annual Meeting of Stockholders.

[ ] FOR all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

Nominees:   01  Charles  Cohen,  Ph.D.  and  02  Geoffrey  Duyk,  M.D.,  Ph.D.

To withhold authority to vote for any nominee(s) write such nominee(s) name(s) below:

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                  MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL 2: To ratify the selection of Ernst & Young LLP as independent auditors of Exelixis, Inc. for its fiscal year ended December 31, 2003.

         [ ]   For          [ ]   Against          [ ]   Abstain



Date
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                                             SIGNATURE(S)
                                   Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If a signer is a corporation, please give full corporate name and have a duly authorized officer sign stating title. If a partnership, please sign in partnership name by authorized person.



Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.